                     MORGAN STANLEY INVESTMENT ADVISORS INC.
                           1221 Avenue of the Americas
                               New York, NY 10020



                                                              May 13, 2002



Morgan Stanley Services Company Inc.
Harborside Financial Center
Jersey City, NJ 07311


Re: MORGAN STANLEY BIOTECHNOLOGY FUND (THE "FUND")


Dear Sirs:

         Please be advised that, having entered into an Investment Management Agreement with the Fund, we wish to retain you to perform administrative services in respect of the Fund under our Services Agreement with you, dated April 17, 1995 and as amended June 22, 1998 (attached hereto), for the fee set forth in Schedule B to said agreement, as amended from time to time. It is agreed that no compensation will be paid by the Fund for such services.

         Your execution of this letter, where indicated, shall constitute notification to us of your willingness to render administrative services in respect to the Fund under the attached Services Agreement, in consideration of the above-stated compensation.


                                        Very truly yours,

                                        Morgan Stanley Investment Advisors Inc.



                                        By:
                                           ------------------------------------


ACCEPTED: Morgan Stanley Services Company Inc.



By:
   -------------------------------------------

                              SERVICES AGREEMENT

     AGREEMENT made as of the 17th day of April, 1995, and amended as of June 22, 1998, by and between Morgan Stanley Dean Witter Advisors Inc., a Delaware corporation (herein referred to as "MSDW Advisors"), and Morgan Stanley Dean Witter Services Company Inc., a Delaware corporation (herein referred to as "MSDW Services").

     WHEREAS, MSDW Advisors has entered into separate agreements (each such agreement being herein referred to as an "Investment Management Agreement") with certain investment companies as set forth on Schedule A (each such investment company being herein referred to as a "Fund" and, collectively, as the "Funds") pursuant to which MSDW Advisors is to perform, or supervise the performance of, among other services, administrative services for the Funds (and, in the case of Funds with multiple portfolios, the Series or Portfolios of the Funds (such Series and Portfolio being herein individually referred to as "a Series" and, collectively, as "the Series"));

     WHEREAS, MSDW Advisors desires to retain MSDW Services to perform the administrative services as described below; and

     WHEREAS, MSDW Services desires to be retained by MSDW Advisors to perform such administrative services:

     Now, therefore, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. MSDW Services agrees to provide administrative services to each Fund as hereinafter set forth. Without limiting the generality of the foregoing, MSDW Services shall (i) administer the Fund's business affairs and supervise the overall day-to-day operations of the Fund (other than rendering investment advice); (ii) provide the Fund with full administrative services, including the maintenance of certain books and records, such as journals, ledger accounts and other records required under the Investment Company Act of 1940, as amended (the "Act"), the notification to the Fund and MSDW Advisors of available funds for investment, the reconciliation of account information and balances among the Fund's custodian, transfer agent and dividend disbursing agent and MSDW Advisors, and the calculation of the net asset value of the Fund's shares;
(iii) provide the Fund with the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary to provide effective operation of the Fund; (iv) oversee the performance of administrative and professional services rendered to the Fund by others, including its custodian, transfer agent and dividend disbursing agent, as well as accounting, auditing and other services; (v) provide the Fund with adequate general office space and facilities; (vi) assist in the preparation and the printing of the periodic updating of the Fund's registration statement and prospectus (and, in the case of an open-end Fund, the statement of additional information), tax returns, proxy statements, and reports to its shareholders and the Securities and Exchange Commission; and (vii) monitor the compliance of the Fund's investment policies and restrictions.

     In the event that MSDW Advisors enters into an Investment Management Agreement with another investment company, and wishes to retain MSDW Services to perform administrative services hereunder, it shall notify MSDW Services in writing. If MSDW Services is willing to render such services, it shall notify MSDW Advisors in writing, whereupon such other Fund shall become a Fund as defined herein.

     2. MSDW Services shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of MSDW Services shall be deemed to include officers of MSDW Services and persons employed or otherwise retained by MSDW Services (including officers and employees of MSDW Advisors, with the consent of MSDW Advisors) to furnish services, statistical and other factual data, information with respect to technical and scientific developments, and such other information, advice and assistance as MSDW Services may desire. MSDW Services shall maintain each Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agencies). All such books and records so maintained shall be the property of the Fund and, upon request therefor, MSDW Services shall surrender to MSDW Advisors or to the Fund such of the books and records so requested.

C60882

     3. MSDW Advisors will, from time to time, furnish or otherwise make available to MSDW Services such financial reports, proxy statements and other information relating to the business and affairs of the Fund as MSDW Services may reasonably require in order to discharge its duties and obligations to the Fund under this Agreement or to comply with any applicable law and regulation or request of the Board of Directors/Trustees of the Fund.

     4. For the services to be rendered, the facilities furnished, and the expenses assumed by MSDW Services, MSDW Advisors shall pay to MSDW Services monthly compensation calculated daily (in the case of an open-end Fund) or weekly (in the case of a closed-end Fund) by applying the annual rate or rates set forth on Schedule B to the net assets of each Fund. Except as hereinafter set forth, (i) in the case of an open-end Fund, compensation under this Agreement shall be calculated by applying 1/365th of the annual rate or rates to the Fund's or the Series' daily net assets determined as of the close of business on that day or the last previous business day and (ii) in the case of a closed-end Fund, compensation under this Agreement shall be calculated by applying the annual rate or rates to the Fund's average weekly net assets determined as of the close of the last business day of each week. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth on Schedule B. Subject to the provisions of paragraph 5 hereof, payment of MSDW Services' compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by paragraph 5 hereof.

     5. In the event the operating expenses of any open-end Fund and/or any Series thereof, or of InterCapital Income Securities Inc., including amounts payable to MSDW Advisors pursuant to the Investment Management Agreement, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to the Fund and/or any Series thereof imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, or, in the case of InterCapital Income Securities Inc. or Morgan Stanley Dean Witter Variable Investment Series or any Series thereof, the expense limitation specified in the Fund's Investment Management Agreement, the fee payable hereunder shall be reduced on a pro rata basis in the same proportion as the fee payable by the Fund under the Investment Management Agreement is reduced.

     6. MSDW Services shall bear the cost of rendering the administrative services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Fund employed by MSDW Services, and such clerical help and bookkeeping services as MSDW Services shall reasonably require in performing its duties hereunder.

     7. MSDW Services will use its best efforts in the performance of administrative activitives on behalf of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, MSDW Services shall not be liable to the Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by MSDW Services or for any losses sustained by the Fund or its investors. It is understood that, subject to the terms and conditions of the Investment Management Agreement between each Fund and MSDW Advisors, MSDW Advisors shall retain ultimate responsibility for all services to be performed hereunder by MSDW Services. MSDW Services shall indemnify MSDW Advisors and hold it harmless from any liability that MSDW Advisors may incur arising out of any act or failure to act by MSDW Services in carrying out its responsibilities hereunder.

     8. It is understood that any of the shareholders, Directors/Trustees, officers and employees of the Fund may be a shareholder, director, officer or employee of, or be otherwise interested in, MSDW Services, and in any person controlling, controlled by or under common control with MSDW Services, and that MSDW Services and any person controlling, controlled by or under common control with MSDW Services may have an interest in the Fund. It is also understood that MSDW Services and any affiliated persons thereof or any persons controlling, controlled by or under common control with MSDW Services have and may have advisory, management, administration service or other contracts with other organizations and persons, and may have other interests and businesses, and further may purchase, sell or trade any securities or commodities for their own accounts or for the account of others for whom they may be acting.

     9. This Agreement shall continue until April 30, 1999, and thereafter shall continue automatically for successive periods of one year unless terminated by either party by written notice delivered to the other party within 30 days of the expiration of the then-existing period. Notwithstanding the foregoing, this Agreement may be terminated at any time, by either party on 30 days' written notice delivered to the other party. In the event that the Investment Management Agreement between any Fund and MSDW Advisors is terminated, this Agreement will automatically terminate with respect to such Fund.


     10. This Agreement may be amended or modified by the parties in any manner by written agreement executed by each of the parties hereto.


     11. This Agreement may be assigned by either party with the written consent of the other party.


     12. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York.


     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, as amended, on June 22, 1998 in New York, New York.


                                          MORGAN STANLEY DEAN WITTER ADVISORS
                                          INC.


                                          By: ................................


Attest:



.......................................


                                          MORGAN STANLEY DEAN WITTER SERVICES
                                          COMPANY INC.


                                          By: ................................


Attest:



........................................

                                  SCHEDULE A

                       MORGAN STANLEY DEAN WITTER FUNDS
                         AS AMENDED AS OF MAY 13, 2002

OPEN-END FUNDS
  1.    Active Assets California Tax-Free Trust
  2.    Active Assets Government Securities Trust
  3.    Active Assets Institutional Government Securities Trust
  4.    Active Assets Institutional Money Trust
  5.    Active Assets Money Trust
  6.    Active Assets Tax-Free Trust
  7.    Morgan Stanley 21st Century Trend Fund
  8.    Morgan Stanley Aggressive Equity Fund
  9.    Morgan Stanley All Star Growth Fund
 10.    Morgan Stanley American Opportunities Fund
 11.    Morgan Stanley Balanced Growth Fund
 12.    Morgan Stanley Balanced Income Fund
 13.    Morgan Stanley Biotechnology Fund
 14.    Morgan Stanley California Tax-Free Daily Income Trust
 15.    Morgan Stanley California Tax-Free Income Fund
 16.    Morgan Stanley Capital Growth Securities
 17.    Morgan Stanley Capital Opportunities Trust
 18.    Morgan Stanley Competitive Edge Fund, "Best Ideas" Portfolio
 19.    Morgan Stanley Convertible Securities Trust
 20.    Morgan Stanley Developing Growth Securities Trust
 21.    Morgan Stanley Diversified Income Trust
 22.    Morgan Stanley Dividend Growth Securities Inc.
 23.    Morgan Stanley Equity Fund
 24.    Morgan Stanley European Growth Fund Inc.
 25.    Morgan Stanley Federal Securities Trust
 26.    Morgan Stanley Financial Services Trust
 27.    Morgan Stanley Fund of Funds
         (i)   Domestic Portfolio
         (ii)  International Portfolio
 28.    Morgan Stanley Global Dividend Growth Securities
 29.    Morgan Stanley Global Utilities Fund
 30.    Morgan Stanley Growth Fund
 31.    Morgan Stanley Hawaii Municipal Trust
 32.    Morgan Stanley Health Sciences Trust
 33.    Morgan Stanley High Yield Securities Inc.
 34.    Morgan Stanley Income Builder Fund
 35.    Morgan Stanley Information Fund
 36.    Morgan Stanley Intermediate Income Securities
 37.    Morgan Stanley International Fund
 38.    Morgan Stanley International SmallCap Fund
 39.    Morgan Stanley International Value Equity Fund
 40.    Morgan Stanley Japan Fund
 41.    Morgan Stanley KLD Social Index Fund
 42.    Morgan Stanley Latin American Growth Fund
 43.    Morgan Stanley Limited Duration Fund
 44.    Morgan Stanley Limited Term Municipal Trust

  45.   Morgan Stanley Liquid Asset Fund Inc.
  46.   Morgan Stanley Market Leader Trust
  47.   Morgan Stanley Mid-Cap Value Fund
  48.   Morgan Stanley Multi-State Municipal Series Trust
  49.   Morgan Stanley Nasdaq-100 Index Fund
  50.   Morgan Stanley Natural Resource Development Securities Inc.
  51.   Morgan Stanley New Discoveries Fund
  52.   Morgan Stanley New York Municipal Money Market Trust
  53.   Morgan Stanley New York Tax-Free Income Fund
  54.   Morgan Stanley Next Generation Trust
  55.   Morgan Stanley North American Government Income Trust
  56.   Morgan Stanley Pacific Growth Fund Inc.
  57.   Morgan Stanley Real Estate Fund
  58.   Morgan Stanley Select Dimensions Investment Series
         (i)      American Opportunities Portfolio
         (ii)     Balanced Growth Portfolio
         (iii)    Developing Growth Portfolio
         (iv)     Diversified Income Portfolio
         (v)      Dividend Growth Portfolio
         (vi)     Emerging Markets Portfolio
         (vii)    Global Equity Portfolio
         (viii)   Growth Portfolio
         (ix)     Mid-Cap Growth Portfolio
         (x)      Money Market Portfolio
         (xi)     North American Government Securities Portfolio
         (xii)    Utilities Portfolio
         (xiii)   Value-Added Market Portfolio
  59.   Morgan Stanley Select Municipal Reinvestment Fund
  60.   Morgan Stanley Short-Term U.S. Treasury Trust
  61.   Morgan Stanley Small Cap Growth Fund
  62.   Morgan Stanley Small-Mid Special Value Fund
  63.   Morgan Stanley Special Value Fund
  64.   Morgan Stanley Strategist Fund
  65.   Morgan Stanley S&P 500 Index Fund
  66.   Morgan Stanley S&P 500 Select Fund
  67.   Morgan Stanley Tax-Exempt Securities Trust
  68.   Morgan Stanley Tax-Free Daily Income Trust
  69.   Morgan Stanley Tax-Managed Growth Fund
  70.   Morgan Stanley Technology Fund
  71.   Morgan Stanley Total Market Index Fund
  72.   Morgan Stanley Total Return Bond Fund
  73.   Morgan Stanley Total Return Trust
  74.   Morgan Stanley U.S. Government Securities Trust
  75.   Morgan Stanley U.S. Government Money Market Trust
  76.   Morgan Stanley Utilities Fund
  77.   Morgan Stanley Value Fund
  78.   Morgan Stanley Value-Added Market Series
  79.   Morgan Stanley Variable Investment Series
         (i)     Aggressive Equity Portfolio
         (ii)    Capital Growth Portfolio
         (iii)   Competitive Edge "Best Ideas" Portfolio
         (iv)    Dividend Growth Portfolio

      (v)     Equity Portfolio
      (vi)    European Growth Portfolio
      (vii)   Global Dividend Growth Portfolio
      (viii)  High Yield Portfolio
      (ix)    Income Builder Portfolio
      (x)     Information Portfolio
      (xi)    Limited Duration Portfolio
      (xii)   Money Market Portfolio
      (xiii)  Quality Income Plus Portfolio
      (xiv)   Pacific Growth Portfolio
      (xv)    S&P 500 Index Portfolio
      (xvi)   Strategist Portfolio
      (xvii)  Utilities Portfolio

  CLOSED-END FUNDS
  80.   Morgan Stanley High Income Advantage Trust
  81.   Morgan Stanley High Income Advantage Trust II
  82.   Morgan Stanley High Income Advantage Trust III
  83.   Morgan Stanley Income Securities Inc.
  84.   Morgan Stanley Government Income Trust
  85.   Morgan Stanley Insured Municipal Bond Trust
  86.   Morgan Stanley Insured Municipal Trust
  87.   Morgan Stanley Insured Municipal Income Trust
  88.   Morgan Stanley California Insured Municipal Income Trust
  89.   Morgan Stanley Insured Municipal Securities
  90.   Morgan Stanley Insured California Municipal Securities
  91.   Morgan Stanley Quality Municipal Investment Trust
  92.   Morgan Stanley Quality Municipal Income Trust
  93.   Morgan Stanley Quality Municipal Securities
  94.   Morgan Stanley California Quality Municipal Securities
  95.   Morgan Stanley New York Quality Municipal Securities

                                                                     SCHEDULE B

               MORGAN STANLEY DEAN WITTER SERVICES COMPANY INC.

                        SCHEDULE OF ADMINISTRATIVE FEES
                         AS AMENDED AS OF MAY 13, 2002


     Monthly compensation calculated daily by applying the following annual rates to a fund's daily net assets:


FIXED INCOME FUNDS
------------------

Morgan Stanley Balanced Income         0.060% of the portion of the daily net assets not exceeding
 Fund                                  $500 million and 0.0575% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley California Tax-Free     0.055% of the portion of the daily net assets not exceeding
 Income Fund                           $500 million; 0.0525% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.050%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion; and 0.045% of the portion of the daily net assets exceeding $1.25 billion.

Morgan Stanley Convertible             0.060% of the portion of the daily net assets not exceeding
 Securities Trust                      $750 million; 0.055% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.050% of the portion of the daily net assets of the exceeding $1 billion but not exceeding $1.5 billion; 0.0475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.045% of the portion of the daily net assets exceeding
                                       $2 billion but not exceeding $3 billion; and 0.0425% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Diversified Income      0.040% of the daily net assets.
 Trust

Morgan Stanley Federal Securities      0.055% of the portion of the daily net assets not exceeding $1
 Trust                                 billion; 0.0525% of the portion of the daily net assets exceeding
                                       $1 billion but not exceeding $1.5 billion; 0.050% of the portion of the daily net assets exceeding $1.5 billion but not exceeding
                                       $2 billion; 0.0475% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.045% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.0425% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion;
                                       0.040% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.0375% of the portion of the daily net assets exceeding $10 billion but not exceeding
                                       $12.5 billion; and 0.035% of the portion of the daily net assets exceeding $12.5 billion.

Morgan Stanley Hawaii Municipal        0.035% of the daily net assets.
 Trust

Morgan Stanley High Yield Securities   0.050% of the portion of the daily net assets not exceeding
 Inc.                                  $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion;
                                       0.0325% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.030% of the portion of daily net assets exceeding $3 billion.

Morgan Stanley Intermediate Income     0.060% of the portion of the daily net assets not exceeding
 Securities                            $500 million; 0.050% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.040%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; and 0.030% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Limited Duration        0.070% of the daily net assets.
 Bond Fund

Morgan Stanley Limited Term            0.050% of the daily net assets.
 Municipal Trust

Morgan Stanley Multi-State             0.035% of the daily net assets.
 Municipal Series Trust (4 Series)

Morgan Stanley New York Tax-Free       0.055% of the portion of the daily net assets not exceeding
 Income Fund                           $500 million; and 0.0525% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley North American          0.039% of the portion of the daily net assets not exceeding
 Government Income Trust               $3 billion; and 0.036% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Select Dimensions
 Investment Series--Diversified
 Income Portfolio                      0.040% of the daily net assets.

 North American Government             0.039% of the daily net assets.
  Securities Portfolio

Morgan Stanley Select Municipal        0.050% of the daily net assets.
 Reinvestment Fund

Morgan Stanley Short-Term U.S.         0.035% of the daily net assets.
 Treasury Trust

Morgan Stanley Tax-Exempt              0.050% of the portion of the daily net assets not exceeding
 Securities Trust                      $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.25 billion;
                                       0.0325% of the portion of the daily net assets exceeding $1.25 billion but not exceeding $2.5 billion; and 0.030% of the
                                       portion of daily net assets exceeding $2.5 billion.

Morgan Stanley Total Return            0.045% of the daily net assets.
 Bond Fund

Morgan Stanley U.S. Government         0.050% of the portion of the daily net assets not exceeding $1
 Securities Trust                      billion; 0.0475% of the portion of the daily net assets exceeding
                                       $1 billion but not exceeding $1.5 billion; 0.045% of the portion of the daily net assets exceeding $1.5 billion but not exceeding
                                       $2 billion; 0.0425% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.040% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.0375% of the portion of the daily net assets exceeding $5 billion but not exceeding $7.5 billion;
                                       0.035% of the portion of the daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.0325% of the portion of the daily net assets exceeding $10 billion but not exceeding
                                       $12.5 billion; and 0.030% of the portion of the daily net assets exceeding $12.5 billion.

Morgan Stanley Variable Investment     0.050% of the portion of the daily net assets not exceeding
 Series--High Yield Portfolio          $500 million; and 0.0425% of the daily net assets exceeding
                                       $500 million.

 Quality Income Plus Portfolio         0.050% of the portion of the daily the net assets not exceeding
                                       $500 million; and 0.045% of the portion of the daily net assets exceeding $500 million.

 Limited Duration Portfolio            0.045% of the daily net assets.

EQUITY FUNDS
------------
Morgan Stanley 21st Century Trend      0.075% of the daily net assets.
 Fund

Morgan Stanley Aggressive Equity       0.075% of the portion of the daily net assets not exceeding $2
 Fund                                  billion; and 0.0725% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley All Star Growth         0.03% of the daily net assets.
 Fund

Morgan Stanley American                0.0625% of the portion of the daily net assets not exceeding
 Opportunities Fund                    $250 million; 0.050% of the portion of the daily net assets exceeding $250 million but not exceeding $2.25 billion; 0.0475%
                                       of the portion of the daily net assets exceeding $2.25 billion but not exceeding $3.5 billion; 0.0450% of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.0425% of the portion of the daily net assets exceeding $4.5 billion.

Morgan Stanley Balanced Growth         0.060% of the portion of the daily net assets not exceeding
 Fund                                  $500 million; and 0.0575% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Biotechnology Funds     0.10% of the daily net assets.

Morgan Stanley Capital Growth          0.065% of the portion of the daily net assets not exceeding
 Securities                            $500 million; 0.055% of the portion of daily net assets
                                       exceeding $500 million but not exceeding $1 billion; 0.050% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; and 0.0475% of the portion of the daily net assets exceeding $1.5 billion.

Morgan Stanley Competitive Edge       0.065% of the portion of the daily net assets not exceeding $1.5
 Fund, "Best Ideas" Portfolio         billion; and 0.0625% of the portion of the daily net assets exceeding $1.5 billion.

Morgan Stanley Developing Growth      0.050% of the portion of the daily net assets not exceeding
 Securities Trust                     $500 million; and 0.0475% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Dividend Growth        0.0625% of the portion of the daily net assets not exceeding
 Securities Inc.                      $250 million; 0.050% of the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.045% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion;
                                      0.0425% of the portion of the daily net assets exceeding $3 billion but not exceeding $4 billion; 0.040% of the portion of the daily net assets exceeding $4 billion but not exceeding $5 billion; 0.0375% of the portion of the daily net assets exceeding
                                      $5 billion but not exceeding $6 billion; 0.035% of the portion of the daily net assets exceeding $6 billion but not exceeding $8 billion; 0.0325% of the portion of the daily net assets exceeding
                                      $8 billion but not exceeding $10 billion; 0.030% of the portion of the daily net assets exceeding $10 billion but not exceeding
                                      $15 billion; and 0.0275% of the portion of the daily net assets exceeding $15 billion.

Morgan Stanley Equity Fund            0.051% of the portion of the daily net assets not exceeding
                                      $500 million; 0.0495% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and
                                      0.048% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley European Growth        0.057% of the portion of the daily net assets not exceeding
 Fund Inc.                            $500 million; 0.054% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.051% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.0495% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Financial Services     0.075% of the portion of the daily net assets not exceeding
 Trust                                $500 million; 0.0725% of the portion of the daily net assets exceeding $500 million but not exceeding $1.0 billion; and
                                      0.070% of the portion of the daily net assets exceeding $1.0 billion.

Morgan Stanley Fund of Funds--
 Domestic Portfolio                   None
 International Portfolio              None

Morgan Stanley Global Dividend           0.075% of the portion of the daily net assets not exceeding $1
 Growth Securities                       billion; 0.0725% of the portion of the daily net assets exceeding
                                         $1 billion but not exceeding $1.5 billion; 0.070% of the portion of the daily net assets exceeding $1.5 billion but not exceeding
                                         $2.5 billion; 0.0675% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.0650%
                                         of the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion; and 0.0625% of the portion of the daily net assets exceeding $4.5 billion.

Morgan Stanley Global Utilities Fund     0.065% of the portion of daily net assets not exceeding $500 million; 0.0625% of the portion of daily net assets exceeding
                                         $500 million but not exceeding $1 billion; 0.060% of the
                                         portion of daily net assets exceeding $1 billion but not
                                         exceeding $1.5 billion; and 0.0575% of the portion of daily net assets exceeding $1.5 billion.

Morgan Stanley Growth Fund               0.048% of the portion of daily net assets not exceeding
                                         $750 million; 0.045% of the portion of daily net assets
                                         exceeding $750 million but not exceeding $1.5 billion; and
                                         0.042% of the portion of daily net assets exceeding $1.5 billion.

Morgan Stanley Health Sciences           0.10% of the portion of daily net assets not exceeding $500
 Trust                                   million; 0.095% of the portion of daily net assets exceeding
                                         $500 million but not exceeding $1 billion; and 0.0925% of the portion of daily net assets exceeding $1 billion.

Morgan Stanley Income Builder            0.075% of the portion of the net assets not exceeding
 Fund                                    $500 million; and 0.0725% of the portion of daily net assets exceeding $500 million.

Morgan Stanley Information Fund          0.075% of the portion of the daily net assets not exceeding
                                         $500 million; 0.0725% of the portion of the daily net assets exceeding $500 million but not exceeding $3 billion; and
                                         0.070% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley International Fund        0.060% of the portion of daily net assets not exceeding $1 billion; and 0.057% of the portion of daily net assets exceeding
                                         $1 billion.

Morgan Stanley International             0.069% of the daily net assets.
 SmallCap Fund

Morgan Stanley International Value       0.10% of the daily net assets.
 Equity Fund

Morgan Stanley Japan Fund                0.057% of the daily net assets.

Morgan Stanley KLD Social                0.040% of the daily net assets.
 Index Fund

Morgan Stanley Latin American            0.075% of the portion of the daily net assets not exceeding
 Growth Fund                             $500 million; and 0.0725% of the portion of the daily net assets exceeding $500 million.

Morgan Stanley Market Leader Trust       0.075% of the portion of the daily net assets not exceeding $1 billion; and 0.0725% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Mid-Cap Equity          0.045% of the portion of the daily net assets not exceeding
 Trust                                 $500 million; 0.0435% of the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.042% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.0405% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Mid-Cap Value Fund      0.080% of the daily net assets.

Morgan Stanley Nasdaq-100              0.040% of the daily net assets.
 Index Fund

Morgan Stanley Natural Resource        0.0625% of the portion of the daily net assets not exceeding
 Development Securities Inc.           $250 million and 0.050% of the portion of the daily net assets exceeding $250 million.

Morgan Stanley New Discoveries         0.060% of the daily net net assets.
 Fund

Morgan Stanley Next Generation         0.075% of the daily net net assets.
 Trust

Morgan Stanley Pacific Growth Fund     0.057% of the portion of the daily net assets not exceeding $1
 Inc.                                  billion; 0.054% of the portion of the daily net assets exceeding
                                       $1 billion but not exceeding $2 billion; and 0.051% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Real Estate Fund        0.060% of the daily net assets.

Morgan Stanley Select Dimensions
 Investment Series--

 American Opportunities Portfolio      0.0625% of the portion of the daily net assets not exceeding
                                       $500 million; 0.060% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and
                                       0.0575% of the portion of the daily net assets exceeding $1 billion.

 Balanced Growth Portfolio             0.065% of the daily net assets.

 Developing Growth Portfolio           0.050% of the daily net assets.

 Dividend Growth Portfolio             0.0625% of the portion of the daily net assets not exceeding
                                       $500 million; 0.050% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and
                                       0.0475% of the portion of the daily net assets exceeding $1 billion.

 Emerging Markets Portfolio            0.075% of the daily net assets.

 Global Equity Portfolio               0.10% of the daily net assets.

 Growth Portfolio                      0.048% of the daily net assets.

 Capital Opportunities Portfolio       0.075% of the daily net assets

 Utilities Portfolio                   0.065% of the daily net assets.

 Value-Added Market Portfolio          0.050% of the daily net assets.

Morgan Stanley Small Cap Growth        0.060% of the portion of the daily net assets not exceeding $1.5
 Fund                                  billion; and 0.057% of the portion of the daily net assets exceeding $1.5 billion.

Morgan Stanley Small-Mid Special       0.07% of the daily net assets.
 Value Fund

Morgan Stanley Special Value Fund      0.075% of the portion of the daily net assets not exceeding
                                       $500 million; 0.0725% of the portion of daily net assets
                                       exceeding $500 million but not exceeding $1.0 billion and
                                       0.070% of the portion of daily net assets over $1.0 billion.

Morgan Stanley Strategist Fund         0.060% of the portion of the daily net assets not exceeding
                                       $500 million; 0.055% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.050% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.0475% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion;
                                       0.045% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and 0.0425% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley S&P 500 Index Fund      0.040% of the portion of the daily net assets not exceeding $1.5 billion; 0.0375% of the portion of daily net assets exceeding
                                       $1.5 billion but not exceeding $3 billion; and 0.035% of the portion of daily net assets exceeding $3 billion.

Morgan Stanley S&P 500 Select Fund     0.060% of the daily net assets.

Morgan Stanley Tax-Managed             0.051% of the daily net assets.
 Growth Fund

Morgan Stanley Technology Fund         0.060% of the daily net assets.

Morgan Stanley Total Market Index      0.040% of the daily net assets.
 Fund

Morgan Stanley Total Return Trust      0.045% of the portion of the daily net assets not exceeding
                                       $500 million; 0.0435% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and
                                       0.042% of the portion of the daily net assets exceeding $1 billion.

Morgan Stanley Utilities Fund          0.065% of the portion of the daily net assets not exceeding
                                       $500 million; 0.055% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.0525% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.050% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion;
                                       0.0475% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.045% of the portion of the daily net assets exceeding $3.5 but not exceeding $5 billion;
                                       and 0.0425% of the daily net assets exceeding $5 billion.

Morgan Stanley Value Fund              0.060% of the portion of the daily net assets not exceeding $1.0 billion and 0.054% of the portion of daily net assets exceeding
                                       $1 billion.

Morgan Stanley Value-Added Market     0.050% of the portion of the daily net assets not exceeding
 Series                               $500 million; 0.45% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.0425% of the portion of the daily net assets exceeding $1.0 billion but not exceeding $2.0 billion; and 0.040% of the portion of the daily net assets exceeding $2 billion.

Morgan Stanley Variable Investment
 Series--

 Aggressive Equity Portfolio          0.075% of the daily net assets.

 Capital Growth Portfolio             0.065% of the daily net assets.

 Competitive Edge "Best Ideas"        0.065% of the daily net assets.
  Portfolio

 Dividend Growth Portfolio            0.0625% of the portion of the daily net assets not exceeding
                                      $500 million; 0.050% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding $1.0 billion but not exceeding $2.0 billion; 0.045% of the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion; and
                                      0.0425% of the portion of the daily net assets exceeding $3 billion.

 Equity Portfolio                     0.050% of the portion of the daily net assets not exceeding $1 billion; 0.0475% of the portion of the daily net assets exceeding
                                      $1 billion but not exceeding $2 billion; and 0.045% of the portion of the daily net assets exceeding $2 billion.

 European Growth Portfolio            0.057% of the portion of the daily net assets not exceeding
                                      $500 million; and 0.054% of the portion of the daily net assets exceeding $500 million.

 Global Dividend Growth Portfolio     0.075% of the portion of the daily net assets not exceeding $1 billion; and 0.0725% of the portion of daily net assets
                                      exceeding $1 billion.

 Income Builder Portfolio             0.075% of the daily net assets.

 Information Portfolio                0.075% of the daily net assets.

 Pacific Growth Portfolio             0.057% of the daily net assets.

 S&P 500 Index Portfolio              0.040% of the daily net assets.

 Strategist Portfolio                 0.050% of the portion of the daily net assets not exceeding $1.5 billion; and 0.0475% of the portion of the daily net assets exceeding $1.5 billion.

 Utilities Portfolio                  0.065% of the portion of the daily net assets not exceeding
                                      $500 million; 0.055% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and
                                      0.0525% of the portion of the daily net assets exceeding $1 billion.

MONEY MARKET FUNDS
------------------
Active Assets Trusts:
(1) Active Assets Tax-Free Trust     0.050% of the portion of the daily net assets not exceeding
                                     $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                     of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                     0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                     $2.5 billion but not exceeding $3 billion; 0.025% of the portion of the daily net assets exceeding $3 billion but not exceeding
                                     $15 billion; and 0.0249% of the portion of the daily net assets exceeding $15 billion.

 (2) Active Assets California        0.050% of the portion of the daily net assets not exceeding
     Tax-Free Trust                  $500 million; 0.0425% of the portion of the daily net assets
 (3) Active Assets Government        exceeding $500 million but not exceeding $750 million; 0.0375%
     Securities Trust                of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                     0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                     $2.5 billion but not exceeding $3 billion; 0.025% of the portion of the daily net assets exceeding $3 billion

(4) Active Assets Money Trust        0.050% of the portion of the daily net assets not exceeding
                                     $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                     of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                     0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                     $2.5 billion but not exceeding $3 billion; 0.025% of the portion of the daily net assets exceeding $3 billion but not exceeding
                                     $15 billion; 0.0249% of the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion; 0.0248%
                                     of the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.0247% of the portion of the daily net assets exceeding $25 billion but not exceeding $30 billion and 0.0246% of the portion of daily net assets exceeding
                                     $30 billion.

(5) Active Assets Institutional      0.015% of the daily net assets.
    Money Trust

(6) Active Assets Institutional        0.015% of the daily net assets.
    Government Securities
    Trust

Morgan Stanley California Tax-Free     0.050% of the portion of the daily net assets not exceeding
 Daily Income Trust                    $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                       0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                       $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Liquid Asset Fund       0.050% of the portion of the daily net assets not exceeding
 Inc.                                  $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.35 billion;
                                       0.0325% of the portion of the daily net assets exceeding $1.35 billion but not exceeding $1.75 billion; 0.030% of the portion of the daily net assets exceeding $1.75 billion but not exceeding
                                       $2.15 billion; 0.0275% of the portion of the daily net assets exceeding $2.15 billion but not exceeding $2.5 billion; 0.025%
                                       of the portion of the daily net assets exceeding $2.5 billion but not exceeding $15 billion; 0.0249% of the portion of the daily net assets exceeding $15 billion but not exceeding $17.5 billion;
                                       0.0248% of the portion of the daily net assets exceeding $17.5 billion but not exceeding $25 billion; 0.0247% of the portion of the daily net assets exceeding $25 billion but not exceeding $30 billion and 0.0246% of the portion of daily net assets exceeding
                                       $30 billion.

Morgan Stanley New York Municipal      0.050% of the portion of the daily net assets not exceeding
 Money Market Trust                    $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                       0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                       $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Select Dimensions       0.050% of the daily net assets.
 Investment Series--
 Money Market Portfolio

Morgan Stanley Tax-Free Daily          0.050% of the portion of the daily net assets not exceeding
 Income Trust                          $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                       0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                       $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley U.S. Government         0.050% of the portion of the daily net assets not exceeding
 Money Market Trust                    $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.0375%
                                       of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.035% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion;
                                       0.0325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.030% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.0275% of the portion of the daily net assets exceeding
                                       $2.5 billion but not exceeding $3 billion; and 0.025% of the portion of the daily net assets exceeding $3 billion.

Morgan Stanley Variable Investment     0.050% of the portion of the daily net assets not exceeding
 Series--Money Market Portfolio        $500 million; 0.0425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; and
                                       0.0375% of the portion of the daily net assets exceeding
                                       $750 million.

     Monthly compensation calculated weekly by applying the following annual rates to a fund's weekly net assets:


CLOSED-END FUNDS
----------------



Morgan Stanley Government Income     0.060% of the average weekly net assets.
 Trust


Morgan Stanley High Income           0.075% of the portion of the average weekly net assets not
 Advantage Trust                     exceeding $250 million; 0.060% of the portion of average
                                     weekly net assets exceeding $250 million and not exceeding
                                     $500 million; 0.050% of the portion of average weekly net
                                     assets exceeding $500 million and not exceeding $750 million;
                                     0.040% of the portion of average weekly net assets exceeding
                                     $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

Morgan Stanley High Income            0.075% of the portion of the average weekly net assets not
 Advantage Trust II                   exceeding $250 million; 0.060% of the portion of average
                                      weekly net assets exceeding $250 million and not exceeding
                                      $500 million; 0.050% of the portion of average weekly net
                                      assets exceeding $500 million and not exceeding $750 million;
                                      0.040% of the portion of average weekly net assets exceeding
                                      $750 million and not exceeding $1 billion; and 0.030% of the portion of average weekly net assets exceeding $1 billion.

Morgan Stanley High Income            0.075% of the portion of the average weekly net assets not
 Advantage Trust III                  exceeding $250 million; 0.060% of the portion of average
                                      weekly net assets exceeding $250 million and not exceeding
                                      $500 million; 0.050% of the portion of average weekly net
                                      assets exceeding $500 million and not exceeding $750 million;
                                      0.040% of the portion of the average weekly net assets
                                      exceeding $750 million and not exceeding $1 billion; and
                                      0.030% of the portion of average weekly net assets exceeding
                                      $1 billion.

Morgan Stanley Income Securities      0.050% of the average weekly net assets.
 Inc.

Morgan Stanley Insured Municipal      0.035% of the average weekly net assets.
 Bond Trust

Morgan Stanley Insured Municipal      0.035% of the average weekly net assets.
 Trust

Morgan Stanley Insured Municipal      0.035% of the average weekly net assets.
 Income Trust

Morgan Stanley California Insured     0.035% of the average weekly net assets.
 Municipal Income Trust

Morgan Stanley Quality Municipal      0.035% of the average weekly net assets.
 Investment Trust

Morgan Stanley New York Quality       0.035% of the average weekly net assets.
 Municipal Securities

Morgan Stanley Quality Municipal      0.035% of the average weekly net assets.
 Income Trust

Morgan Stanley Quality Municipal      0.035% of the average weekly net assets.
 Securities

Morgan Stanley California Quality     0.035% of the average weekly net assets.
 Municipal Securities

Morgan Stanley Insured Municipal      0.035% of the average weekly net assets.
 Securities

Morgan Stanley Insured California     0.035% of the average weekly net assets.
 Municipal Securities